UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

The Carlyle Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Pennsylvania Avenue, NW Washington, DC	20004-2505
(Address of Principal Executive Offices)	(Zip Code)

(202) 729-5626

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CG	The Nasdaq Global Select Market
4.625% Subordinated Notes due 2061 of Carlyle Finance L.L.C.	CGABL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2023, The Carlyle Group Inc. (the “Company” or “Carlyle”) announced that Curtis L. Buser, Chief Financial Officer, will retire from the Company, effective December 31, 2023. Mr. Buser will cease serving as an executive officer and Chief Financial Officer, effective September 30, 2023. Mr. Buser will serve as a Senior Advisor and assist with the transition of his responsibilities through the retirement date.

John C. Redett, 55, Head of Global Financial Services, will become Chief Financial Officer and Head of Corporate Strategy, effective October 1, 2023.

Mr. Redett joined Carlyle in 2007 as an investor on the Global Financial Services team. He has served as the sole Head of Global Financial Services since 2020 and was the Co-Head of Global Financial Services from 2016 to 2020. Prior to joining Carlyle, Mr. Redett worked at Goldman Sachs from 2005 to 2007, and JP Morgan from 2000 to 2005 in New York. Mr. Redett received an MBA from New York University and a BS from the University of Colorado.

As a senior Carlyle professional, Mr. Redett makes investments in and alongside Carlyle investment funds as described in our Definitive Proxy Statement on Schedule 14A for the 2023 Annual Meeting of Shareholders. Carlyle also will enter into a customary indemnification agreement with Mr. Redett in the same form as that which applies to our other executive officers and to the Board of Directors of the Company.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release regarding the matters described above has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of The Carlyle Group Inc., dated June 20, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Carlyle Group Inc.

Date: June 20, 2023	By:	/s/ Jeffrey W. Ferguson
	Name:	Jeffrey W. Ferguson
	Title:	General Counsel